EXHIBIT 99.1

                                PRESS RELEASE

                            For Immediate Release

Date:             April 20, 2004
Contact:          Bruce W. Teeters, Sr. Vice President
Phone:            (386) 274-2202
Facsimile:        (386) 274-1223


             CONSOLIDATED TOMOKA ANNOUNCES FIRST QUARTER EARNINGS

      DAYTONA BEACH, FLORIDA - Consolidated-Tomoka Land Co. (AMEX CTO) today reported a net loss of $.02 per share and earnings (loss) before depreciation, amortization and deferred taxes (EBDDT) of ($.05) per share for the quarter ended March 31,2004. The comparable numbers for the first quarter of 2003 were net income of $.31 per share and EBDDT of $.53 per share.

      EBDDT is being provided to reflect the impact of the Company's business strategy of investing in income properties. This strategy generates significant amounts of depreciation and deferred taxes. The Company believes EBDDT is useful, along with net income, to understanding the Company's operating results.

      William H. McMunn, president and chief executive officer, stated, "First quarter operating results reflect the timing of real estate closings. Sales activity remains strong and the Company has a significant backlog of contracts pending closing. The Company's portfolio of net lease properties now totals 14 properties in Florida and Georgia with two additional properties scheduled to close shortly."

      Consolidated-Tomoka Land Co. is a Florida based Company primarily engaged in the real estate industry. Real estate operations include investment in and development of land holdings in the Daytona Beach area and the management of income properties strategically located in rapid growth areas in Florida and Atlanta, Georgia.











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                                EARNINGS NEWS RELEASE

                                                      QUARTER ENDED
                                              --------------------------
                                                MARCH 31,        MARCH 31,
                                                  2004            2003
                                              -----------     ----------
REVENUES                                      $ 3,576,145      5,923,043

NET INCOME (LOSS)                                (131,039)     1,732,699

BASIC & DILUTED EARNINGS PER SHARE:

  NET INCOME(LOSS)                                 ($0.02)         $0.31




            RECONCILIATION OF NET INCOME TO EARNINGS BEFORE
            DEPRECIATION, AMORTIZATION AND DEFERRED TAXES

                                                      QUARTER ENDED
                                              --------------------------
                                                MARCH 31,        MARCH 31,
                                                  2004            2003
                                              -----------     ------------
NET INCOME (LOSS)                               ($131,039)     $1,732,699

ADD BACK:
   DEPRECIATION & AMORTIZATION                    285,459         292,352

   DEFERRED TAXES                                (420,290)        960,262

EARNINGS(LOSS)BEFORE DEPRECIATION,            -----------     ------------
  AMORTIZATION AND DEFERRED TAXES               ($265,870)     $2,985,313
                                              ===========     ============
EBDDT PER SHARE                                    ($0.05)          $0.53
                                              ===========     ============

EBDDT - EARNINGS BEFORE DEPRECIATION, AMORTIZATION AND DEFERRED TAXES. EBDDT IS NOT A MEASURE OF OPERATING RESULTS OR CASH FLOWS FROM OPERATING ACTIVITIES AS DEFINED BY ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA. FURTHER, EBDDT IS NOT NECESSARILY INDICATIVE OF CASH AVAILABILITY TO FUND CASH NEEDS AND SHOULD NOT BE CONSIDERED AS AN ALTERNATIVE TO CASH FLOW AS A MEASURE OF LIQUIDITY. THE COMPANY BELIEVES, HOWEVER, THAT EBDDT PROVIDES RELEVANT INFORMATION ABOUT OPERATIONS AND IS USEFUL, ALONG WITH NET INCOME, FOR AN UNDERSTANDING OF THE COMPANY'S OPERATING RESULTS.

EBDDT IS CALCULATED BY ADDING DEPRECIATION, AMORTIZATION AND DEFERRED INCOME TAXES TO NET INCOME AS THEY REPRESENT NON-CASH CHARGES.

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                   Consolidated Balance Sheets

                                                          March 31,        December 31,
                                                            2004              2003
                                                          -----------     -----------
Assets
  Cash                                                    $   261,321     $ 1,026,210
  Restricted Cash                                           6,580,093      19,359,098
  Investment Securities                                     5,398,158       3,891,697
  Notes Receivable                                          6,617,918       9,150,217
  Real Estate Held for Development and Sale                12,124,324      11,659,581
  Intangible Assets                                         2,183,985       1,270,307
  Other Assets                                              2,344,923       2,665,653
                                                           ----------      ----------
                                                           35,510,722      49,022,763
                                                           ----------      ----------
Property, Plant and Equipment
  Land, Timber and Subsurface Interests                     1,984,529       1,984,529
  Golf Buildings, Improvements and Equipment               11,306,356      11,277,853
  Income Properties: Land, Buildings and Improvements      50,933,591      38,442,481
  Other Furnishings and Equipment                             882,429         954,575
                                                           ----------      ----------
     Total Property, Plant and Equipment                   65,106,905      52,659,438
  Less Accumulated Depreciation and Amortization           (3,847,970)     (3,776,223)
                                                           ----------      ----------
     Net Property, Plant and Equipment                     61,258,935      48,883,215
                                                           ----------      ----------
      Total Assets                                        $96,769,657     $97,905,978
                                                           ==========      ==========
Liabilities
  Accounts Payable                                        $   183,322     $   105,922
  Accrued Liabilities                                       3,926,431       3,510,824
  Income Taxes Payable                                        282,827          25,868
  Deferred Income Taxes                                    16,924,209      17,344,499
  Deferred Profit                                           1,131,135       1,131,135
  Notes Payable                                             9,118,287      10,129,951
                                                           ----------      ----------
      Total Liabilities                                    31,566,211      32,248,199
                                                           ----------      ----------


SHAREHOLDERS' EQUITY
  Common Stock                                              5,634,662       5,623,442
  Additional Paid-In Capital                                1,647,352       1,514,339
  Retained Earnings                                        58,661,208      59,129,692
  Accumulated Other Comprehensive Loss                       (739,776)       (609,694)
                                                           ----------     -----------
     Total Shareholders' Equity                            65,203,446      65,657,779
                                                           ----------      ----------
     Total Liabilities and Shareholders' Equity           $96,769,657     $97,905,978
                                                           ==========      ==========

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                              Safe Harbor"

Certain statements contained in this press release (other than the financial statements and statements of historical fact), are forward-looking statements. The words "believe," "estimate," "expect," "intend," "anticipate," "will," "could," "may," "should," "plan," "potential," "predict," "forecast," "project," and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates on which they were made. Forward-looking statements are made based upon management's expectations and beliefs concerning future developments and their potential effect upon the Company. There can be no assurance that future developments will be in accordance with management's expectations or that the effect of future developments on the Company will be those anticipated by management.

The Company wishes to caution readers that the assumptions which form the basis for forward-looking statements with respect to or that may impact earnings for the year ended December 31, 2004, and thereafter include many factors that are beyond the Company's ability to control or estimate precisely. These risks and uncertainties include, but are not limited to, the market demand of the Company's real estate parcels, income properties, timber and other products; the impact of competitive real estate; changes in pricing by the Company or its competitors; the costs and other effects of complying with environmental and other regulatory requirements; losses due to natural disasters; and changes in national, regional or local economic and political conditions, such as inflation, deflation, or fluctuation in interest rates.

While the Company periodically reassesses material trends and uncertainties affecting its results of operations and financial condition, the Company does not intend to review or revise any particular forward-looking statement referenced herein in light of future events.




















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